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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1998 included in Dominguez Services Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                            /s/ Arthur Andersen LLP
                                            ARTHUR ANDERSEN LLP

Los Angeles, California
January 25, 1999